UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 4, 2014 (October 31, 2014)

Symbion, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50574	62-1625480
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Burton Hills Boulevard, Suite 500

Nashville, Tennessee 37215

(Address of Principal Executive Offices and Zip Code)

(615) 234-5900

 (Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On November 3, 2014, the parent company of Symbion, Inc. (“Symbion”), Symbion Holdings Corporation (“Holdings”), completed its previously-announced merger (the “Merger”) with SCH Acquisition Corp. (“Merger Sub”), a wholly-owned subsidiary of Surgery Center Holdings, Inc. (“Buyer”), pursuant to the terms of the Agreement and Plan of Merger dated as of June 13, 2014 (the “Merger Agreement”) by and among Holdings, Merger Sub, Buyer and, solely in its capacity as the Stockholders’ Representative under the Merger Agreement, Crestview Symbion Holdings, L.L.C.  As a result of the Merger, Merger Sub merged with and into Holdings, with Holdings being the surviving corporation in the Merger.

At the closing of the Merger, each share of common stock of Holdings, other than those held by Holdings or by Buyer, Merger Sub or their subsidiaries, was converted into the right to receive a cash payment per share equal to (x) $792,000,000, subject to certain adjustments for Holdings’ cash, debt, transaction expenses, working capital and other items at closing, plus the aggregate exercise price of all vested options, minus certain escrowed amounts relating to post-closing purchase price adjustment and indemnity obligations, divided by (y) the number of shares outstanding on a fully-diluted basis assuming full exercise of vested options and exercise of rights to receive shares upon the exchange of the 8.00% Senior PIK Exchangeable Notes due 2017 issued by Symbion (the “Merger Consideration”). In addition, each outstanding option to purchase shares of Holdings’ common stock was cancelled, and the holders of vested options were paid an amount equal to the excess, if any, of the Merger Consideration over the per-share exercise price of such vested options.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was included as Exhibit 2.1 to Symbion’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 13, 2014, and which is incorporated by reference herein.

Prior to the Merger, Symbion had been filing reports under the Securities Exchange Act of 1934 (the “Exchange Act”) as a “voluntary filer” in satisfaction of the disclosure obligations under the indentures governing Symbion’s outstanding debt securities. As a result of the Merger, Symbion no longer has any reporting obligations under its debt facilities and will therefore cease filing reports under the Exchange Act.

Item 1.02. Termination of a Material Definitive Agreement.

In connection with the Merger, Holdings caused Symbion to (i) repay in full all obligations under the Credit Agreement, dated as of June 14, 2011 (as further amended, amended and restated, modified or supplemented through the date hereof, the “Credit Agreement”), among Holdings, Symbion, the lenders party thereto from time to time, Morgan Stanley Senior Funding, Inc., as administrative agent and collateral agent, Morgan Stanley Bank, N.A., as swing line lender and issuing bank, and Barclays Capital and Jefferies Finance LLC, as co-syndication agents, and (ii) terminate all commitments under the Credit Agreement.

In connection with the Merger, Holdings caused Symbion to redeem (i) the outstanding 11.00%/11.75% Senior PIK Toggle Notes due 2015 of Symbion issued pursuant to the Indenture, dated as of June 3, 2008, by and among Symbion, the guarantors party thereto and U.S. Bank National Association, a national banking association (“Trustee”), as trustee (the “PIK Toggle Notes Indenture”), and (ii) the outstanding 8.00% Senior Secured Notes due 2016 of Symbion issued pursuant to the Indenture, dated as of June 14, 2011, by and among Symbion, the guarantors party thereto and Trustee, as trustee and as notes collateral agent (the “Senior Secured Notes Indenture”), and the PIK Toggle Notes Indenture and the Senior Secured Notes Indenture have been discharged. All of the holders of the outstanding 8.00% Senior PIK Exchangeable Notes due 2017 of Symbion (the “Exchangeable Note Holders”) issued pursuant to the Indenture, dated as of June 14, 2011, by and among Symbion, the guarantors party thereto and Trustee, as trustee (the “Exchangeable Notes Indenture”), exchanged such notes for common stock of Holdings (for which they received consideration in the Merger), and the Exchangeable Notes Indenture has been discharged. The Exchangeable Note Holders included affiliates of Crestview Partners GP, L.P. (“Crestview”) and affiliates of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”). Prior to the closing of the Merger, Crestview and Northwestern Mutual were beneficial owners of greater than five percent of the outstanding common stock of Holdings.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

To the extent relevant, the information disclosed in the Introductory Note is incorporated herein by reference.

Item 3.02.  Unregistered Sales of Equity Securities.

To the extent relevant, the information disclosed in the Introductory Note and Section 1.02 above is incorporated herein by reference.

Item 5.01.  Changes in Control of Registrant.

To the extent relevant, the information disclosed in the Introductory Note above is incorporated herein by reference.

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with and effective upon consummation of the Merger, each of Richard E. Francis, Jr., Clifford G. Adlerz, Robert V. Delaney, Quentin Chu, Kurt E. Bolin, Craig R. Callen and Daniel G. Kilpatrick resigned from the board of directors of Holdings and its subsidiaries, including Symbion. Messrs. Francis and Adlerz also resigned from their positions as officers of Holdings and its subsidiaries, including Symbion, effective upon consummation of the Merger.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of June 13, 2014, by and among Symbion Holdings Corporation, Surgery Center Holdings, Inc., SCH Acquisition Corp. and Crestview Symbion Holdings, L.L.C.(a)

(a)         Incorporated by reference to exhibits filed with Symbion’s Current Report on Form 8-K filed June 13, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMBION, INC.

Date: November 4, 2014	By:	/s/ Teresa F. Sparks
Teresa F. Sparks
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger dated as of June 13, 2014, by and among Symbion Holdings Corporation, Surgery Center Holdings, Inc., SCH Acquisition Corp. and Crestview Symbion Holdings, L.L.C.(a)

(a)         Incorporated by reference to exhibits filed with Symbion’s Current Report on Form 8-K filed June 13, 2014.